                                   [GRAPHIC]

[GRAPHIC]    Smith Barney
             Fundamental
             Value Fund Inc.

             -------------------------------------------------------------------
             SEMI-ANNUAL REPORT
             -------------------------------------------------------------------

             March 31, 1999

      [LOGO] Smith Barney Mutual Funds
             Investing for your future.
             Every day.(R)

Smith Barney Fundamental
Value Fund Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Fundamental Value Fund Inc. seeks long-term growth of capital with current income as a secondary objective. The Fund invests primarily in the stocks of companies believed to be undervalued and to have above-average capital growth potential.

Smith Barney Fundamental Value Fund Inc.
Average Annual Total Returns
March 31, 1999

                                    Without Sales Charges(1)
                             ---------------------------------------
                             Class A         Class B         Class L
====================================================================
Six Months+                   26.96%          26.49%          26.39%
--------------------------------------------------------------------
One-Year                      13.95           13.15           13.06
--------------------------------------------------------------------
Five-Year                     17.48           16.63           16.64
--------------------------------------------------------------------
Ten-Year                      15.32             N/A             N/A
--------------------------------------------------------------------
Since Inception++             14.51           16.33           15.04
====================================================================

                                       With Sales Charges(2)
                             ---------------------------------------
                             Class A         Class B         Class L
====================================================================
Six Months+                   20.61%          21.49%          24.14%
--------------------------------------------------------------------
One-Year                       8.25            8.15           10.96
--------------------------------------------------------------------
Five-Year                     16.28           16.52           16.40
--------------------------------------------------------------------
Ten-Year                      14.73             N/A             N/A
--------------------------------------------------------------------
Since Inception++             14.17           16.33           14.84
====================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 12, 1981, November 6, 1992 and August 10, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We believe portfolios with representation in small and mid-cap sized companies may outperform large capitalization only portfolios in the next three to five years. The value disparity is now so extreme in favor of smaller companies that a variety of forces are likely to cause many of them to perform well in the coming years. Some are inexpensive enough that they will be acquired or taken private. Many may use excess cash flows to repurchase shares. It will take only modest money flows to cause this sector of the market to appreciate significantly.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------
           Class A                      SHFVX
           Class B                      SFVBX
           Class L                      SFVCX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter.............................................1

Historical Performance.........................................4

Smith Barney Fundamental Value Fund Inc.
at a Glance....................................................6

Schedule of Investments........................................7

Statement of Assets and Liabilities...........................11

Statement of Operations.......................................12

Statements of Changes in Net Assets...........................13

Notes to Financial Statements.................................14

Financial Highlights..........................................19

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------


[PHOTO]                    [PHOTO]

HEATH B. MCLENDON          JOHN G. GOODE

Chairman                   Vice President and
                           Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Fundamental Value Fund Inc. ("Fund") for the period ended March 31, 1999. In this report, we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

During the six months ended March 31, 1999, the Fund's Class A shares appreciated 26.96% compared with 27.34% for the S&P 500 Index ("S&P 500"). (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the counter market. Investors cannot invest directly in an Index.)

We consider this to be solid performance. For example, in 1998, the return for the S&P 500 was about 15% if the 10 best performers were excluded rather than 28.6%. The median return for the S&P 500 index was only about 6%.

Since April, 1998, the advance-decline line for the New York stock exchange companies has consistently fallen and as of the end of the reporting period, was flirting with its October lows. For many stocks, the reporting period has been a bear market regardless of the message being conveyed by the popular averages. For example, the Value Line Index of 1800 companies, in which each company is equally weighted in the index, has declined about 15% from its peak of 1000 in April of last year.

A Classic Investor Series Fund

The Fund is part of the Classic Investor Series of Smith Barney Mutual Funds. The Classic Investor Series are mutual funds whose investment decisions are determined by experienced portfolio managers based on each fund's investment objectives and guidelines. Funds in the Classic Investor Series invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Buy Leading Franchises at Out-of-Favor Prices

Historically, the Fund has tried to find leading business franchises available at depressed prices for reasons that hopefully would prove temporary. A review of the largest positions shows how successful his approach can be. Many of the largest positions in the Fund were purchased when the companies had problems of one kind or another and they were not highly regarded by investors. These companies include American Telephone & Telegraph, Time Warner, American Express, Adobe Systems, Cox Communications, IBM, Texas Instruments, BankAmerica, and Intel. In recent times, we have added companies that also are leaders in their industries, but were available at what we considered very attractive prices. This list includes Archer Daniels Midland, ALCOA, Halliburton, Merrill Lynch, Motorola, MGIC, Rouse, L.M. Ericsson, and Engelhard Minerals & Chemicals.

This approach to investing captures several of the most important disciplines regarding so-called value investing. First, no matter how attractive a business may seem, it is always important to recognize that there needs to be some relationship between the price paid for a company's shares and its underlying business attributes. In the current market environment, there often seems to be a disconnect between some


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       1
companies' fundamental outlooks and prices many investors seem willing to pay. Secondly, in our opinion, successful investing is about risk management, the marrying of upside potential with downside risk. Buying leading franchises when they are out-of-favor means that the downside risk may be limited and the upside potential large relative to this downside. Some of the best long-term buys are when expectations are low.

The Principal Objective of Alan
Greenspan-Robert Rubin

World Gross Domestic Product (GDP) growth, in 1999, is expected to be at the lowest level since World War II. A major objective of monetary and fiscal authorities in the U.S. and elsewhere is to find that combination of policies which will cause the world economy to begin growing at a faster rate. For example, inflation adjusted money supply is growing at high rates in the United States, Japan and virtually every part of the world today. This and other policy initiatives are designed to reflate the world economy. Reflation, when it occurs, should cause significant changes in the investment landscape. In our judgment, reflation should broaden the stock market and cause P/E ratios to stop expanding and contract in some cases.

Most of the stock market gains in the last six months are attributable to less than 25 companies. If the world economy begins to grow again, many more companies will benefit and the low prices for many of them should attract investor interest. In addition, reflation probably will cause the bond market to be in a trading range rather than characterized by declining interest rates, as has been the case in the last 18 years.

Since 1994, 15% of the annual returns to the S&P 500 have come from P/E ratio expansion as they have doubled during this period of time. With P/E ratios currently at about 30x earnings, it seems unlikely that a further doubling is in store between now and 2003. It is likely that the overall progress of the S&P 500 will reflect the 5%-8% earnings growth anticipated in the coming years. Reduced appreciation potential for the S&P 500 also will help broaden the market and investor interest in other segments of the market besides the mega-caps which have dominated in recent years.

All Capitalization vs. Large Capitalization

We believe portfolios with representation in small and mid-cap sized companies may outperform large capitalization-only portfolios in the next three to five years. The value disparity is now so extreme in favor of smaller companies that a variety of forces are likely to cause many of them to perform well in the coming years. Some are inexpensive enough that they will be acquired or taken private. Many may use excess cash flows to repurchase shares. It will take only modest money flows to cause this sector of the market to appreciate significantly.

The Fund has about 20% of its assets committed to the small and mid-cap areas to the market. We believe these sectors of the market should enhance returns in the near future. In the next five years, we believe small and mid-cap stocks, in general, can produce annual returns of 12% to14%, possibly double the returns we project for the S&P 500.

Sectors-Is it Time to Look at the "Orphans"

Since 1990, the Fund's sector weightings for financial, technology, and health care have increased dramatically reflecting outstanding performance. These include many of the best business franchises in the United States and it is clear that many have outstanding futures. However, when a sector within the S&P 500 sees its weight double or go up substantially, often it is time to be more selective in this area of the market. That is what we strive to do in the Fundamental Value Fund.

Conversely, when a sector seems to fall below investors' radar, this may represent fertile ground for investing. Two sectors within the S&P 500 saw their weightings within the index decline dramatically during this decade. Basic materials (agriculture, forest products, chemicals, and metals) dropped from 8% of the Index to 3%, and energy's weighting declined from 14% to about 5%. Many companies in these sectors were adversely affected, in the last two years, by inventory de-stocking associated with the economic


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders
crises in Asia and elsewhere. This is largely completed and these sectors have been a focus of the Fund.

As stated earlier, we think that reflation is the objective of the monetary and fiscal authorities around the world. If and when this occurs, some of the major beneficiaries almost certainly will be companies in the basic materials and energy sectors of the market. Currently, we have 13% of the Fund's assets invested in basic materials and 12% in energy .

We believe our overweight positions will help capture the higher returns we expect from these sectors of the market. We believe "hard assets," such as natural resource companies, should gain favor with investors in the next 12 months.

Final Thoughts

Investors will see many changes in the next five years. Many investors now believe that 20%+ returns are assured but in an environment where P/E ratios are flat or even declining for some companies, these will be difficult to achieve. Should equity returns regress to their lower historic levels, even yield stocks, one of the market pariahs today, would become more attractive because a large percentage of market returns would be assured up front.

In our opinion, reflation should be the big story in the next twelve-eighteen months. With it will come profound changes and a need for successful investors to modify some of their current asset allocation decisions. Many investors seem to believe the only asset class needed in the future is that encompassing large growth stocks at very high P/E ratios. We think these investors are ignoring prudent risk management.

Finally, let us comment on the topic of the day, namely investing in Internet companies. The Fund can and will invest in this area of the market but on terms consistent with our disciplines. In the early 1980s, genetic engineering stocks were the rage and there was a tremendous feeding frenzy for shares of anything remotely involved with biotechnology. People then, who cautioned about valuation extremes, were told that "one can't put a value on a cure for cancer."

Eighteen months after the love affair with genetic engineering companies began, I visited the offices of Amgen in southern California. Amgen, at that time, had seen its shares decline by more than 70%. In our opinion, we also will see a shakeout of Internet shares and sometime in the future, the Fund undoubtedly will be considering some of the Internet stocks with credible futures. We also will be looking for companies where existing businesses can be enhanced using the Internet as a resource.

Thank you for investing in the Smith Barney Fundamental Value Inc. We encourage you to visit our Web site at www.smithbarney.com. We appreciate your confidence in our investment management approach and we look forward to helping you pursue your financial goals in the years to come.

Sincerely,


/s/ Heath B. McLendon      /s/ John G. Goode

Heath B. McLendon          John G. Goode

Chairman                   Vice President and
                           Investment Officer

April 5, 1999

--------------------------------------------------------------------------------
Top Ten Holdings*                                  As of March 31, 1999
--------------------------------------------------------------------------------

  1. American Telephone & Telegraph Corp.                     7.5%
--------------------------------------------------------------------------------

  2. Adobe Systems, Inc.                                      4.6
--------------------------------------------------------------------------------

  3. Time Warner, Inc.                                        4.4
--------------------------------------------------------------------------------

  4. American International Group, Inc.                       4.1
--------------------------------------------------------------------------------

  5. American Express Co.                                     4.0
--------------------------------------------------------------------------------

  6. International Business Machines Corp.                    3.6
--------------------------------------------------------------------------------

  7. Cox Communications, Inc.                                 3.6
--------------------------------------------------------------------------------

  8. Texas Instruments, Inc.                                  3.4
--------------------------------------------------------------------------------

  9. BankAmerica Corp.                                        3.4
--------------------------------------------------------------------------------

 10. Alcoa Inc.                                               3.4
--------------------------------------------------------------------------------

*As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                                      Net Asset Value
                                                 --------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Period Ended                                     of Period        of Period         Dividends       Distributions     Returns(1)
====================================================================================================================================
3/31/99                                            $10.07           $11.94            $0.02             $0.72            26.96%+
------------------------------------------------------------------------------------------------------------------------------------
9/30/98                                             11.37            10.07             0.11              0.52            (6.04)
------------------------------------------------------------------------------------------------------------------------------------
9/30/97                                              9.31            11.37             0.13              0.44            29.53
------------------------------------------------------------------------------------------------------------------------------------
9/30/96                                              8.66             9.31             0.19              0.37            14.73
------------------------------------------------------------------------------------------------------------------------------------
9/30/95                                              8.20             8.66             0.13              0.81            19.94
------------------------------------------------------------------------------------------------------------------------------------
9/30/94                                              8.42             8.20             0.08              0.53             4.92
------------------------------------------------------------------------------------------------------------------------------------
9/30/93                                              7.22             8.42             0.06              0.46            25.23
------------------------------------------------------------------------------------------------------------------------------------
9/30/92                                              6.47             7.22             0.14              0.00            14.01
------------------------------------------------------------------------------------------------------------------------------------
9/30/91                                              5.34             6.47             0.23              0.29            33.47
------------------------------------------------------------------------------------------------------------------------------------
9/30/90                                              7.15             5.34             0.18              0.57           (16.25)
------------------------------------------------------------------------------------------------------------------------------------
9/30/89                                              6.23             7.15             0.10              0.33            23.26
====================================================================================================================================
  Total                                                                               $1.37             $5.04
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                                      Net Asset Value
                                                 --------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Period Ended                                     of Period        of Period         Dividends       Distributions     Returns(1)
====================================================================================================================================
3/31/99                                            $10.01           $11.84            $0.00             $0.72            26.49%+
------------------------------------------------------------------------------------------------------------------------------------
9/30/98                                             11.31            10.01             0.03              0.52            (6.79)
------------------------------------------------------------------------------------------------------------------------------------
9/30/97                                              9.26            11.31             0.06              0.44            28.62
------------------------------------------------------------------------------------------------------------------------------------
9/30/96                                              8.62             9.26             0.13              0.37            13.82
------------------------------------------------------------------------------------------------------------------------------------
9/30/95                                              8.16             8.62             0.08              0.81            19.19
------------------------------------------------------------------------------------------------------------------------------------
9/30/94                                              8.37             8.16             0.02              0.53             4.21
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/93                                7.31             8.37             0.05              0.46            22.82+
====================================================================================================================================
  Total                                                                               $0.37             $3.85
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                                      Net Asset Value
                                                 --------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Period Ended                                     of Period        of Period         Dividends       Distributions     Returns(1)
====================================================================================================================================
3/31/99                                            $10.01           $11.83            $0.00             $0.72            26.39%+
------------------------------------------------------------------------------------------------------------------------------------
9/30/98                                             11.30            10.01             0.03              0.52            (6.70)
------------------------------------------------------------------------------------------------------------------------------------
9/30/97                                              9.26            11.30             0.06              0.44            28.52
------------------------------------------------------------------------------------------------------------------------------------
9/30/96                                              8.62             9.26             0.13              0.37            13.82
------------------------------------------------------------------------------------------------------------------------------------
9/30/95                                              8.16             8.62             0.09              0.81            19.33
------------------------------------------------------------------------------------------------------------------------------------
9/30/94                                              8.37             8.16             0.02              0.53             4.24
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/93                                8.15             8.37             0.00              0.00             2.70+
====================================================================================================================================
  Total                                                                               $0.33             $3.39
====================================================================================================================================


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                                      Net Asset Value
                                                 --------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Period Ended                                     of Period        of Period         Dividends       Distributions     Returns(1)
====================================================================================================================================
3/31/99                                            $10.10           $11.96            $0.06             $0.72            27.25%+
------------------------------------------------------------------------------------------------------------------------------------
9/30/98                                             11.40            10.10             0.16              0.52            (6.78)
------------------------------------------------------------------------------------------------------------------------------------
9/30/97                                              9.32            11.40             0.16              0.44            30.06
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/96                                8.54             9.32             0.00              0.00             9.13+++
====================================================================================================================================
  Total                                                                               $0.38             $1.68
====================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                            Without Sales Charge(1)
                                         ----------------------------------------------------------------
                                         Class A           Class B           Class L            Class Y
=========================================================================================================
Six Months Ended 3/31/99+                 26.96%            26.49%            26.39%             27.25%
---------------------------------------------------------------------------------------------------------
Year Ended 3/31/99                        13.95             13.15             13.06              14.44
---------------------------------------------------------------------------------------------------------
Five Years Ended 3/31/99                  17.48             16.63             16.64                N/A
---------------------------------------------------------------------------------------------------------
Ten Years Ended 3/31/99                   15.32               N/A               N/A                N/A
---------------------------------------------------------------------------------------------------------
Inception* through 3/31/99                14.51             16.33             15.04              17.88++
=========================================================================================================

                                                             With Sales Charge(2)
                                         ----------------------------------------------------------------
                                         Class A           Class B           Class L            Class Y
=========================================================================================================
Six Months Ended 3/31/99+                 20.61%            21.49%            24.14%             27.25%
---------------------------------------------------------------------------------------------------------
Year Ended 3/31/99                         8.25              8.15             10.96              14.44
---------------------------------------------------------------------------------------------------------
Five Years Ended 3/31/99                  16.28             16.52             16.40                N/A
---------------------------------------------------------------------------------------------------------
Ten Years Ended 3/31/99                   14.73               N/A               N/A                N/A
---------------------------------------------------------------------------------------------------------
Inception* through 3/31/99                14.17             16.33             14.84              17.88++
=========================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (3/31/89 through 3/31/99)                               315.90%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/99)                            163.32
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/99)                            120.37
--------------------------------------------------------------------------------
Class Y (Inception* through 3/31/99)                             68.37++
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       5

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Fundamental Value Fund Inc. vs. Standard &Poor's 500 Index+
--------------------------------------------------------------------------------

                             March 1989--March 1999

                                    [GRAPHIC]

                                     Smith Barney          Standard & Poor's
                                Fundamental Value Fund        500 Index
Mar 89                                  9,503                  10,000
Sep 89                                 11,103                  12,045
Sep 90                                  9,299                  10,931
Sep 91                                 12,411                  14,330
Sep 92                                 14,149                   15911
Sep 93                                 17,718                  17,976
Sep 94                                 18,589                  18,637
Sep 95                                 22,296                  24,174
Sep 96                                 25,580                  29,084
Sep 97                                 33,132                  40,843
Sep 98                                 31,131                  44,554
Mar 99                                 39,524                  56,727

+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1989, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 1999, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
--------------------------------------------------------------------------------

                                    [GRAPHIC]

Financial Services                                                12.0%
Energy                                                            11.9
Healthcare                                                         8.2
Insurance                                                          6.3
Foods and Beverages                                                3.2
Real Estate                                                        5.1
Entertainment                                                      6.2
Technology and Computers                                          16.9
Telecommunications                                                14.9
Basic Materials                                                    5.1
Other                                                             10.2

* As a percentage of total common stock.

Investment Breakdown
--------------------------------------------------------------------------------

                                    [GRAPHIC]

0.4%   Options Purchased
8.5%   Repurchase Agreements
91.1%  Common Stock


--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 1999
--------------------------------------------------------------------------------

      SHARES                                                  SECURITY                                                  VALUE
====================================================================================================================================
COMMON STOCK -- 91.1%
Basic Material -- 4.7%
        1,200,000    Alcoa Inc.                                                                                       $ 49,425,000
        1,425,000    Asia Pulp & Paper Co. Ltd. ADR+++                                                                  11,934,375
          575,800    Oregon Steel Mills, Inc.                                                                            6,009,912
          388,700    Wolverine Tube, Inc.++                                                                              8,211,287
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        75,580,574
------------------------------------------------------------------------------------------------------------------------------------
Capital Goods -- 0.7%
          220,930    Belden Inc.                                                                                         3,769,618
          270,000    Crown Cork & Seal Co., Inc.                                                                         7,711,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,481,493
------------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 2.2%
          400,000    E.I. du Pont de Nemours & Co.                                                                      23,225,000
          680,500    Engelhard Corp.                                                                                    11,525,968
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        34,750,968
------------------------------------------------------------------------------------------------------------------------------------
Energy -- 10.9%
        8,390,000    Abacan Resource Corp.++                                                                             1,442,031
          200,000    Apache Corp.                                                                                        5,212,500
          500,000    Baker Hughes, Inc.                                                                                 12,156,250
          200,000    Burlington Resources Inc.                                                                           7,987,500
          400,000    Chevron Corp.                                                                                      35,375,000
          200,000    Conoco Inc., Class A Shares                                                                         4,912,500
          326,400    Equitable Resources, Inc.                                                                           8,506,800
          800,000    Halliburton Co.                                                                                    30,800,000
          637,316    Louis Dreyfus Natural Gas Corp.++                                                                   9,241,082
        2,525,900    Ocean Energy, Inc.++                                                                               17,207,693
          700,000    Royal Dutch Petroleum Co., NY Shares+                                                              36,400,000
          550,000    Union Pacific Resources Group Inc.                                                                  6,531,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       175,772,606
------------------------------------------------------------------------------------------------------------------------------------
Entertainment -- 5.6%
        1,000,000    Fox Entertainment Group, Inc., Class A Shares++                                                    27,125,000
          900,000    Time Warner, Inc.+                                                                                 63,956,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        91,081,250
------------------------------------------------------------------------------------------------------------------------------------
Financial Services -- 11.0%
          500,000    American Express Co.@                                                                              58,750,000
          700,000    BankAmerica Corp.                                                                                  49,437,500
          300,000    Merrill Lynch & Co., Inc.                                                                          26,531,250
          500,000    Bank Of New York Co., Inc.                                                                         17,968,750
          300,000    Chase Manhattan Corp.                                                                              24,393,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       177,081,250
------------------------------------------------------------------------------------------------------------------------------------
Foods and Beverages -- 3.0%
        1,230,000    Archer-Daniels-Midland Co.                                                                         18,065,625
          713,100    Fleming Cos., Inc.                                                                                  6,105,918
          600,000    PepsiCo, Inc.                                                                                      23,512,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        47,684,043
------------------------------------------------------------------------------------------------------------------------------------


                        See Notes to Financial Statements
--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

      SHARES                                                  SECURITY                                                  VALUE
====================================================================================================================================
Healthcare -- 7.5%
        1,060,000    Advanced Polymer Systems, Inc.                                                                    $ 4,637,500
           50,000    American Home Products Corp.                                                                        3,262,500
        1,669,664    Aphton Corp.+++                                                                                    27,132,040
          225,000    Aphton Corp. Warrants, Expire 6/16/04                                                                       2
          109,600    C.R. Bard, Inc.                                                                                     5,527,950
          750,000    Foundation Health Systems, Inc., Class A Shares+++                                                  9,140,625
          500,000    Johnson & Johnson                                                                                  46,843,750
          300,000    Merck & Co., Inc.                                                                                  24,056,250
              266    Molecular Biosystems, Inc.++                                                                              714
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       120,601,331
------------------------------------------------------------------------------------------------------------------------------------
Hotels -- 0.2%
        1,175,000    MeriStar Hotels & Resorts, Inc.++                                                                   3,231,250
------------------------------------------------------------------------------------------------------------------------------------
Insurance -- 5.8%
          500,000    American International Group, Inc.                                                                 60,312,500
           50,000    First American Financial Corp.                                                                        790,625
          920,200    MGIC Investment Corp.                                                                              32,264,512
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        93,367,637
------------------------------------------------------------------------------------------------------------------------------------
Manufacturing -- 0.5%
          945,000    RTI International Metals, Inc.+++                                                                   8,859,375
------------------------------------------------------------------------------------------------------------------------------------
Paper Products -- 1.5%
          631,250    Consolidated Papers, Inc.                                                                          14,834,375
          500,000    Smurfit-Stone Container Corp.+++                                                                    9,656,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,490,625
------------------------------------------------------------------------------------------------------------------------------------
Real Estate -- 4.6%
          942,500    Del E. Webb Corp.                                                                                  20,440,468
          822,300    Spieker Properties, Inc.                                                                           28,986,075
        1,140,000    The Rouse Co.                                                                                      25,293,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        74,720,293
------------------------------------------------------------------------------------------------------------------------------------
Retail -- 0.7%
           95,000    Rexall Sundown, Inc.++                                                                              1,822,812
          500,000    Toys `R' Us Inc.++                                                                                  9,406,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,229,062
------------------------------------------------------------------------------------------------------------------------------------
Technology and Computers -- 15.4%
        1,200,000    Adobe Systems, Inc.+@                                                                              68,100,000
        1,200,000    Cypress Semiconductor Corp.++                                                                      10,800,000
          200,000    Inprise Corp.+++                                                                                      775,000
          300,000    Intel Corp.@                                                                                       35,737,500
          300,000    International Business Machines Corp.                                                              53,175,000
          380,000    Motorola, Inc.                                                                                     27,835,000
          750,000    Seeq Technology Inc.++                                                                              2,085,937
          500,000    Texas Instruments, Inc.+@                                                                          49,625,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       248,133,437
------------------------------------------------------------------------------------------------------------------------------------


                        See Notes to Financial Statements
--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

      SHARES                                                  SECURITY                                                  VALUE
====================================================================================================================================
Telecommunications -- 13.6%
        1,375,700    AT&T Corp.+                                                                                     $ 109,798,056
          750,000    COMSAT Corp.                                                                                       21,703,125
          700,000    Cox Communications, Inc., Class A Shares+++                                                        52,937,500
          774,500    Scientific-Atlanta, Inc.                                                                           21,105,125
          600,000    Telefonaktiebolaget LM Ericsson ADR+                                                               14,287,500
              800    Ziff-Davis Inc. - ZDNet++                                                                              28,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       219,859,906
------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 2.3%
          400,000    General Motors Corp.                                                                               34,750,000
          250,000    Wisconsin Central Transportation Corp.+++                                                           3,312,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        38,062,500
------------------------------------------------------------------------------------------------------------------------------------
Utilities -- 0.9%
          750,000    K N Energy Inc.                                                                                    14,953,125
------------------------------------------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK
                     (Cost -- $899,689,854)                                                                          1,470,940,725
====================================================================================================================================
OPTIONS PURCHASED -- 0.4%
Electronics -- 0.2%
          250,000    Intel Corp. Put @ $90, Expire 1/22/00                                                               1,359,381
           50,000    Intel Corp. Put @ $120, Expire 1/22/00                                                                850,000
           50,000    Texas Instruments, Inc. Put @ $90, Expire 1/22/00                                                     550,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,759,381
------------------------------------------------------------------------------------------------------------------------------------
Index -- 0.2%
           28,000    S&P 500 Index Put @ $1,225, Expire 12/18/99                                                         1,722,000
            4,000    S&P 500 Index Put @ $1,275, Expire 12/18/99                                                           352,000
            4,500    S&P 500 Index Put @ $1,275, Expire 12/18/99                                                           396,000
            5,500    S&P 500 Index Put @ $1,325, Expire 12/18/99                                                           550,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,020,000
------------------------------------------------------------------------------------------------------------------------------------
                     TOTAL OPTIONS PURCHASED
                     (Cost -- $6,868,784)                                                                                5,779,381
====================================================================================================================================


                        See Notes to Financial Statements
--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT                                                  SECURITY                                                  VALUE
====================================================================================================================================
REPURCHASE AGREEMENTS -- 8.5%
$      37,285,000    Morgan Stanley Dean Witter & Co., 4.930% due 4/1/99;
                     Proceeds at maturity -- $37,290,106; (Fully collateralized by U.S. Treasury Note, 4.875% due 3/31/01;
                     Market value -- $38,214,219)                                                                     $ 37,285,000
      100,000,000    Warburg, Dillon Read LLC, 4.891% due 4/1/99; Proceeds at
                     maturity -- $100,013,586; (Fully collateralized by
                     U.S. Treasury Note, 5.750% due 11/15/00;
                     Market value -- $102,056,216)                                                                     100,000,000
------------------------------------------------------------------------------------------------------------------------------------
                     TOTAL REPURCHASE AGREEMENTS
                     (Cost -- $137,285,000)                                                                            137,285,000
====================================================================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $1,043,843,638*)                                                                      $1,614,005,106
====================================================================================================================================

+      All or a portion of this security is on loan (Note 6).
++     Non-income producing security.
@      Security segregated by Custodian to cover written call options.
*      Aggregate cost for Federal income tax purposes is substantially the same.


                        See Notes to Financial Statements
--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $1,043,843,638)                                         $1,614,005,106
     Collateral for securities on loan (Note 6)                                                217,151,283
     Receivable for securities sold                                                              8,334,757
     Dividends and interest receivable                                                           1,567,123
     Receivable for Fund shares sold                                                               763,700
------------------------------------------------------------------------------------------------------------
     Total Assets                                                                            1,841,821,969
------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 6)                                                   217,151,283
     Payable for securities purchased                                                           11,430,776
     Options written (Note 5)                                                                    8,406,250
     Administration fees payable                                                                   547,675
     Investment advisory fees payable                                                              514,470
     Distribution fees payable                                                                     267,699
     Payable for Fund shares purchased                                                             110,187
     Payable to bank                                                                                19,353
     Accrued expenses                                                                              719,216
------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                         239,166,909
------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                            $1,602,655,060
============================================================================================================

NET ASSETS:
     Par value of capital shares                                                                 $ 134,844
     Capital paid in excess of par value                                                       974,836,321
     Undistributed net investment income                                                         1,750,778
     Accumulated net realized gain from security transactions,
        options and foreign currencies                                                          57,225,396
     Net unrealized appreciation of investments and options                                    568,707,721
------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                            $1,602,655,060
============================================================================================================
Shares Outstanding:
     Class A                                                                                    52,669,960
     -------------------------------------------------------------------------------------------------------
     Class B                                                                                    69,343,727
     -------------------------------------------------------------------------------------------------------
     Class L                                                                                     5,848,842
     -------------------------------------------------------------------------------------------------------
     Class Y                                                                                     6,981,141
     -------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                                 $11.94
     -------------------------------------------------------------------------------------------------------
     Class B*                                                                                       $11.84
     -------------------------------------------------------------------------------------------------------
     Class L**                                                                                      $11.83
     -------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                 $11.96
     -------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     (net asset value plus 5.26% of net asset value per share)                                      $12.57
     -------------------------------------------------------------------------------------------------------
     (net asset value plus 1.01% of net asset value per share)                                      $11.95
============================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 3).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      11

--------------------------------------------------------------------------------
Statement of Operations (unaudited)      For the Six Months Ended March 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                                          $ 3,935,102
     Dividends                                                                           8,225,284
     Less: Foreign withholding tax                                                        (74,571)
----------------------------------------------------------------------------------------------------
     Total Investment Income                                                            12,085,815
----------------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 3)                                                          4,960,124
     Investment advisory fees (Note 3)                                                   4,128,942
     Administration fees (Note 3)                                                        1,504,668
     Shareholder and system servicing fees                                                 803,095
     Shareholder communications                                                            174,520
     Registration fees                                                                      77,286
     Audit and legal                                                                        40,937
     Directors' fees                                                                        40,389
     Custody                                                                                35,901
     Other                                                                                  33,410
----------------------------------------------------------------------------------------------------
     Total Expenses                                                                     11,799,272
----------------------------------------------------------------------------------------------------
Net Investment Income                                                                      286,543
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 4 AND 5):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                        104,475,296
        Options purchased                                                               26,111,066
        Options written                                                               (11,027,372)
        Foreign currency transactions                                                    (264,409)
----------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                 119,294,581
----------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
     of Investments and Options Written:
        Beginning of period                                                            337,894,723
        End of period                                                                  568,707,721
----------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                           230,812,998
----------------------------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies                                350,107,579
----------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                $350,394,122
====================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 1999 (unaudited)
and the Year Ended September 30, 1998
                                                                 1999                 1998
=================================================================================================
OPERATIONS:
   Net investment income                                   $      286,543       $    5,776,692
   Net realized gain                                          119,294,581           62,245,606
   Increase (decrease) in net unrealized appreciation         230,812,998         (163,321,697)
-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations          350,394,122          (95,299,399)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (1,332,997)         (10,249,004)
   Net realized gains                                         (94,905,195)         (75,151,678)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                            (96,238,192)         (85,400,682)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                           101,864,025          212,118,825
   Net asset value of shares issued for
     reinvestment of dividends                                 87,370,633           79,452,277
   Cost of shares reacquired                                 (197,519,555)        (471,028,743)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                                   (8,284,897)        (179,457,641)
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                             245,871,033         (360,157,722)

NET ASSETS:
   Beginning of period                                      1,356,784,027        1,716,941,749
-------------------------------------------------------------------------------------------------
   End of period*                                          $1,602,655,060       $1,356,784,027
=================================================================================================
* Includes undistributed net investment income of:             $1,750,778           $3,061,641
=================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

3. Investment Advisory Agreement and Other Transactions

SSBC Fund Management Inc., formerly known as Mutual Management Corp., a subsidiary of Salomon


--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser of the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.55% of the average daily net assets up to $1.5 billion and 0.50% of the average daily net assets in excess of $1.5 billion. This fee is calculated daily and paid monthly.

SSBC also serves as administrator for the Fund and is paid a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. ("CFBDS"), became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

For the six months ended March 31, 1999, SSB or CFBDS received sales charges of approximately $168,000 and $25,000 on sales of the Fund's Class A and L shares, respectively.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended March 31, 1999, CDSCs paid to SSB or CFBDSwere approximately:

                                           Class B      Class L
================================================================================
CDSCs                                     $475,000      $3,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended March 31, 1999, total Distribution Plan fees incurred were:

                                        Class A       Class B      Class L
================================================================================
Distribution Plan Fees                 $730,975     $3,910,446    $318,703
================================================================================

All officers and one Director of the Fund are employees of SSB.

For the six months ended March 31, 1999, SSB received no brokerage commissions.

4. Investments

During the six months ended March 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $442,800,317
--------------------------------------------------------------------------------
Sales                                                            396,970,636
================================================================================

At March 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                  $612,900,194
Gross unrealized depreciation                                  (42,738,726)
--------------------------------------------------------------------------------
Net unrealized appreciation                                    $570,161,468
================================================================================

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 1999, the Fund held purchased put options with a total cost of $6,868,784.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the six months ended March 31, 1999:

                                                                         Number of
                                                                         Contracts          Premiums
=======================================================================================================
Options written, outstanding at September 30, 1998                        17,238          $ 12,862,347
Options written during the six months ended March 31, 1999                11,000            10,599,880
Options cancelled in closing purchase transactions                       (12,738)          (15,563,757)
Options expired                                                           (5,500)             (945,967)
-------------------------------------------------------------------------------------------------------
Options written, outstanding at March 31, 1999                            10,000          $  6,952,503
=======================================================================================================

The following represents the covered call option written contracts open as of March 31, 1999:

   Number of                                                              Strike
   Contracts                                            Expiration         Price            Value
=======================================================================================================
       500     Adobe Systems, Inc.                         1/16/00          $ 75         $  (218,750)
     5,000     American Express Co.                        1/16/00           140          (4,406,250)
     2,500     Intel Corp.                                 1/16/00           160          (2,281,250)
       500     Intel Corp.                                 1/16/00           170            (362,500)
       500     Texas Instruments, Inc.                     1/16/00           120            (587,500)
     1,000     Texas Instruments, Inc.                     1/16/00           150            (550,000)
-------------------------------------------------------------------------------------------------------
               Total Call Options Written
               (Premiums received -- $6,952,503)                                         $(8,406,250)
=======================================================================================================


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The following covered put option transactions occurred during the six months ended March 31, 1999:

                                                                  Number of
                                                                  Contracts          Premiums
================================================================================================
Options written, outstanding at September 30, 1998                   738            $1,217,700
Options written during the six months ended March 31, 1999            --                    --
Options cancelled in closing purchase transactions                  (738)           (1,217,700)
------------------------------------------------------------------------------------------------
Options written, outstanding at March 31, 1999                        --                    --
================================================================================================

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At March 31, 1999, the Fund loaned common stocks having a value of $210,265,534 and holds the following collateral for loaned securities:

Security Description                                                  Value
================================================================================
Time Deposits:
   Bank Brussels Lambert, 5.187% due 4/1/99                       $ 22,223,134
   Deutsche Bank, 5.250% due 4/1/99                                 54,207,045
   Bank of Montreal, 5.125% due 4/1/99                              22,223,134
   Societe Generale, 5.125% due 4/1/99                              16,849,893
   Westdeutsche Landesbank, 5.187% due 4/1/99                       14,559,985
   Westdeutsche Landesbank, 5.250% due 4/1/99                       22,223,134

Repurchase Agreement:
   Goldman Sachs, 5.125% due 4/1/99                                 33,352,204

Commercial Paper:
   Morgan Stanley, 4.900% due 5/10/99                               31,512,754
--------------------------------------------------------------------------------
Total                                                             $217,151,283
================================================================================

Interest income earned by the Fund from securities loaned for the six months ended March 31, 1999 was $91,982.

7. Capital Shares

At March 31, 1999, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At March 31, 1999, total paid-in capital amounted to the following for each class:

                                       Class A                   Class B                 Class L                  Class Y
=============================================================================================================================
Total Paid-in Capital               $395,206,343              $469,111,819             $49,104,070              $61,548,933
=============================================================================================================================

Transactions in shares of each class were as follows:

                                             Six Months Ended                          Year Ended
                                              March 31, 1999                       September 30, 1998
                                      ------------------------------         -------------------------------
                                         Shares             Amount              Shares             Amount
==============================================================================================================
Class A
Shares sold                            5,149,527       $  58,724,461           7,551,987       $  82,411,671
Shares issued on reinvestment          3,453,723          36,264,098           3,125,009          32,667,488
Shares reacquired                     (7,608,701)        (85,964,479)        (12,290,037)       (132,952,544)
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  994,549       $   9,024,080          (1,613,041)      $ (17,873,385)
==============================================================================================================
Class B
Shares sold                            2,260,441       $  27,094,815           6,360,722       $  68,425,785
Shares issued on reinvestment          4,659,319          47,197,171           4,153,333          43,315,188
Shares reacquired                     (9,127,825)       (101,332,967)        (21,262,606)       (228,805,770)
--------------------------------------------------------------------------------------------------------------
Net Decrease                          (2,208,065)      $ (27,040,981)        (10,748,551)      $(117,064,797)
==============================================================================================================
Class L+
Shares sold                              656,202       $   7,448,753           1,049,363       $  11,275,499
Shares issued on reinvestment            374,819           3,909,364             332,717           3,469,601
Shares reacquired                       (915,212)        (10,222,109)         (2,007,609)        (21,619,890)
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  115,809       $   1,136,008            (625,529)      $  (6,874,790)
==============================================================================================================
Class Y
Shares sold                              789,622       $   8,595,996           4,624,764       $  50,005,870
Shares issued on reinvestment                 --                  --                  --                  --
Shares reacquired                             --                  --          (7,955,204)        (87,650,539)
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  789,622       $   8,595,996          (3,330,440)      $ (37,644,669
==============================================================================================================

+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended September 30, except where noted:

Class A Shares                                     1999(1)(2)      1998(2)       1997        1996       1995        1994
===========================================================================================================================
Net Asset Value, Beginning of Period             $10.07          $11.37         $9.31       $8.66      $8.20       $8.42
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                           0.03            0.09          0.11        0.20       0.17        0.09
   Net realized and unrealized gain (loss)         2.58           (0.76)         2.52        1.01       1.23        0.30
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                2.61           (0.67)         2.63        1.21       1.40        0.39
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.02)          (0.11)        (0.13)      (0.19)     (0.13)      (0.08)
   Net realized gains                             (0.72)          (0.52)        (0.44)      (0.37)     (0.81)      (0.53)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.74)          (0.63)        (0.57)      (0.56)     (0.94)      (0.61)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $11.94          $10.07        $11.37       $9.31      $8.66       $8.20
---------------------------------------------------------------------------------------------------------------------------
Total Return                                      26.96%++        (6.04)%       29.53%      14.73%     19.94%       4.92%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $629,132        $520,627      $606,054    $458,208   $386,297    $264,765
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.15%+          1.15%         1.14%       1.22%      1.34%       1.30%
   Net investment income                           0.46+           0.81          1.14        2.32       2.19        1.90
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              30%             41%           46%         57%        45%        108%
===========================================================================================================================

Class B Shares                                     1999(1)(2)      1998(2)       1997        1996       1995        1994
===========================================================================================================================
Net Asset Value, Beginning of Period             $10.01          $11.31         $9.26       $8.62      $8.16       $8.37
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                   (0.02)             --          0.03        0.13       0.12        0.09
   Net realized and unrealized gain (loss)         2.57           (0.75)         2.52        1.01       1.23        0.25
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                2.55           (0.75)         2.55        1.14       1.35        0.34
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             --           (0.03)        (0.06)      (0.13)     (0.08)      (0.02)
   Net realized gains                             (0.72)          (0.52)        (0.44)      (0.37)     (0.81)      (0.53)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.72)          (0.55)        (0.50)      (0.50)     (0.89)      (0.55)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $11.84          $10.01        $11.31       $9.26      $8.62       $8.16
---------------------------------------------------------------------------------------------------------------------------
Total Return                                      26.49%++        (6.79)%       28.62%      13.82%     19.19%       4.21%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $820,848        $716,239      $930,436    $703,552   $538,759    $361,254
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.92%+          1.92%         1.90%       1.97%      2.09%       2.06%
   Net investment income                          (0.32)+          0.04          0.38        1.56       1.44        1.13
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              30%             41%           46%         57%        45%        108%
===========================================================================================================================

(1)   For the six months ended March 31, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------


For a share of each class of capital stock outstanding throughout each year ended September 30, except where noted:

Class L Shares                                 1999(1)(2)      1998(2)(3)      1997       1996       1995       1994
======================================================================================================================
Net Asset Value, Beginning of Period         $10.01          $11.30           $9.26      $8.62      $8.16      $8.37
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)               (0.02)             --            0.03       0.14       0.12       0.05
   Net realized and unrealized gain (loss)     2.56           (0.74)           2.51       1.00       1.24       0.29
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            2.54           (0.74)           2.54       1.14       1.36       0.34
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         --           (0.03)          (0.06)     (0.13)     (0.09)     (0.02)
   Net realized gains                         (0.72)          (0.52)          (0.44)     (0.37)     (0.81)     (0.53)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.72)          (0.55)          (0.50)     (0.50)     (0.90)     (0.55)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.83          $10.01          $11.30      $9.26      $8.62      $8.16
----------------------------------------------------------------------------------------------------------------------
Total Return                                  26.39%++        (6.70)%         28.52%     13.82%     19.33%      4.24%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $69,207         $57,367         $71,874    $44,539    $21,812     $1,652
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    1.93%+          1.93%           1.92%      1.96%      2.09%      2.23%
   Net investment income                      (0.32)+          0.03            0.36       1.52       1.44       0.96
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          30%             41%             46%        57%        45%       108%
======================================================================================================================

Class Y Shares                                  1999(1)(2)       1998(2)       1997        1996(4)
===================================================================================================
Net Asset Value, Beginning of Period          $10.10           $11.40         $9.32       $8.54
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                        0.05             0.12          0.14        0.23
   Net realized and unrealized gain (loss)      2.59            (0.74)         2.54        0.55
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.64            (0.62)         2.68        0.78
---------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (0.06)           (0.16)        (0.16)         --
   Net realized gains                          (0.72)           (0.52)        (0.44)         --
---------------------------------------------------------------------------------------------------
Total Distributions                            (0.78)           (0.68)        (0.60)         --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $11.96           $10.10        $11.40       $9.32
---------------------------------------------------------------------------------------------------
Total Return                                   27.25%++         (6.78)%       30.06%       9.13%*++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $83,468          $62,551      $108,578     $44,641
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     0.80%+           0.79%         0.78%       0.75%+
   Net investment income                        0.82+            1.15          1.48        2.58+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           30%              41%           46%         57%
===================================================================================================

(1)   For the six months ended March 31, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)   On June 12, 1998, Class C shares were renamed Class L shares.

(4)   For the period from October 13, 1995 (inception date) to September 30,
      1996.

* During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

Smith Barney
Fundamental Value
Fund Inc.

Directors

Lloyd J. Andrews
Robert M. Frayn, Jr.
Leon P. Gardner
David E. Maryatt
Heath B. McLendon, Chairman
Frederick O. Paulsell
Jerry A. Viscione
Julie W. Weston

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John G. Goode
Vice President and Investment Officer

Peter Hable
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator
SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is for the information of shareholders of Smith Barney Fundamental Value Fund Inc. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc. Member of NASD, SIPC

Smith Barney Fundamental
Value Fund Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01118 5/99